United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 24, 2007

The Laclede Group, Inc.
720 Olive Street
St. Louis, Missouri 63101
314-342-0500

______________

(Exact name of registrant as specified in its charter)
(Address of principal executive offices, including zip code)
(Registrant’s telephone number including area code)

Missouri	1-16681	74-2976504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On September 24, 2007, The Laclede Group, Inc. and SM&P Utility Resources, Inc. (SM&P), its wholly-owned subsidiary, entered into a Retention Agreement with Mr. Robert E. Shively, President of SM&P and a named executive officer in The Laclede Group's last proxy statement.  Under the agreement, Mr. Shively may become entitled to receive certain payments in the event of a change in control of SM&P, totaling as much as 1.2 times his annual base salary.  The agreement includes certain performance considerations and confidentiality, non-solicitation, and non-competition obligations for the benefit of SM&P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.
Date: September 27, 2007	By:	/s/ D. H. Yaeger
D. H. Yaeger Chairman of the Board, President and Chief Executive Officer